UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

               ___________________________________

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                         April 19, 2008

                  NORTIA CAPITAL PARTNERS, INC.
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Nevada                 0-26843             90-025041
-----------------       -------------       -------------------
(State or other          (Commission        (I.R.S. Employer
jurisdiction             File Number)       Identification No.)
of incorporation)


                     400 Hampton View Court
                    Alpharetta, Georgia 30004
      -----------------------------------------------------
      (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (770) 777-6795

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Item 5.02. Departure of Directors or Principal Officers; Election
           of Directors; Appointment of Principal Officers

     On April 19, 2008, Jon A. Van Tuin resigned his position as a director of the Company due to personal reasons. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Van Tuin is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c). Exhibits

   99.1   Resignation letter from Jon A. Van Tuin


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 24, 2008            NORTIA CAPITAL PARTNERS, INC.


                                 By:   /s/ William J. Bosso
                                    ------------------------------
                                    William J. Bosso
                                    Chief Executive Officer

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